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                                                                       EXHIBIT A


                        JOINT FILING AND GROUP AGREEMENT

This Joint Filing and Group Agreement (this "Agreement") is executed as of February 14, 2003, by and among the undersigned individuals and entities (individually, a "Party" and together, the "Parties").

                                   AGREEMENTS:

1. The Parties hereby agree to jointly prepare and file a Schedule 13D and any future amendments thereto reporting each Party's ownership of securities of Mobility Electronic, Inc.'s ("Mobility") securities (the "Schedule 13D").

2. The Parties agree to file the Schedule 13D as a "group" with respect to the beneficial ownership of the Mobility securities owned by the Parties for purposes of Rule 13d-1 and Schedule 13D.

3. Each Party affirms that the Schedule 13D is being filed on behalf of each Party.

4. Each Party shall only be responsible for the accuracy of the information pertaining to that Party and will be responsible for that Party's filing fees.

5. Notwithstanding the execution of this Agreement, the Parties agree that each Party may acquire, hold, vote or dispose of the securities of Mobility without consultation with, or the consent of, any other Party unless otherwise required.

6. The Parties agree that each Party may withdraw from this Agreement at any time by providing the other Parties with prior written notice of withdrawal.

7. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed effective as of the day and year first above written.

                                  Date:  February 14, 2003


                                   /s/ CHARLES R. MOLLO
                                  ----------------------------------------------
                                  Charles R. Mollo


                                   /s/ JANICE L. BREEZE-MOLLO
                                  ----------------------------------------------
                                  Janice L. Breeze-Mollo


                                   /s/ JEFFREY R. HARRIS
                                  ----------------------------------------------
                                  Jeffrey R. Harris



                                  CRM-008 Trust, an Arizona irrevocable trust



                                  By: /s/ CHARLES R. MOLLO
                                     -------------------------------------------
                                     Charles R. Mollo, Family Trustee



                                  JLM-008 Trust, an Arizona irrevocable trust



                                  By: /s/ JANICE L. BREEZE-MOLLO
                                     -------------------------------------------
                                     Janice L. Breeze-Mollo, Family Trustee



                                  New Horizons Enterprises, Inc.,
                                  a New Mexico corporation



                                  By: /s/ JEFFREY R. HARRIS
                                     -------------------------------------------
                                     Jeffrey R. Harris, President



                                  New Vistas Investments Corporation,
                                  a New Mexico corporation



                                  By: /s/ JEFFREY R. HARRIS
                                     -------------------------------------------
                                     Jeffrey R. Harris, President



                                  La Luz Enterprises, L.L.C., an Arizona
                                  limited liability company



                                  By: /s/ CHARLES R. MOLLO
                                     -------------------------------------------
                                     Charles R. Mollo, Manager


                                  La Luz Enterprises-II, L.L.C., an Arizona limited liability company


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                                  By: /s/ JANICE L. BREEZE-MOLLO
                                     -------------------------------------------
                                     Janice L. Breeze-Mollo, Manager



                                  Breeze Family LLC, a New Mexico limited
                                  liability company



                                  By: /s/ JANICE L. BREEZE-MOLLO
                                     -------------------------------------------
                                     Janice L. Breeze-Mollo, Manager



                                  Mollo Family LLC, a New Mexico limited
                                  liability company



                                  By: /s/ CHARLES R. MOLLO
                                     -------------------------------------------
                                     Charles R. Mollo, Manager



                                  John R. Harris and Timothy D. Harris
                                  Irrevocable Trust, a New Mexico trust



                                  By: /s/ CHARLES R. MOLLO
                                     -------------------------------------------
                                     Charles R. Mollo, Trustee



                                  Harris Family LLC, a New Mexico limited
                                  liability company



                                  By: /s/ JEFFREY R. HARRIS
                                     -------------------------------------------
                                     Jeffrey R. Harris, Manager



                                  JLM Revocable Trust, a New Mexico Trust



                                  By: /s/ JANICE L. BREEZE-MOLLO
                                     -------------------------------------------
                                     Janice L. Breeze-Mollo, Trustee



                                  CRM Revocable Trust, a New Mexico Trust



                                  By: /s/ CHARLES R. MOLLO
                                     -------------------------------------------
                                     Charles R. Mollo, Trustee



                                       3